Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combinations

On December 19, 2012, PolyOne acquired all of the outstanding equity of Glasforms Inc. (Glasforms), a leading manufacturer of glass and carbon fiber reinforced polymers and advanced composite products, with 2012 annual sales of $51.1 million. The purchase marks PolyOne's entry into advanced composite technology, an adjacency consistent with the Company's strategy of providing specialty solutions that deliver high value to customers. The acquisition date fair value of the consideration transferred was $33.8 million, net of cash acquired of $1.2 million. Glasforms results have been reflected within our Consolidated Statement of Income and within our Global Specialty Engineered Materials Segment since the date of acquisition. On a preliminary basis, the acquisition resulted in goodwill of $10.0 million and $10.7 million of identifiable intangible assets. The purchase price allocation will be finalized during 2013 as we complete our assessment of reserves, obligations, and deferred taxes.
On October 23, 2012, PolyOne entered into a merger agreement pursuant to which PolyOne will acquire Spartech Corporation (Spartech), a supplier of sustainable plastic sheet, compounding, and packaging solutions, based in Clayton, Missouri. Spartech will expand PolyOne's specialty portfolio with adjacent technologies in attractive end markets where we already participate as well as new ones such as aerospace and security. By combining Spartech's leading market positions in sheet, rigid barrier packaging and specialty cast acrylics with PolyOne's capabilities, we believe we can accelerate growth. The proposed acquisition is expected to close during the first quarter of 2013, subject to the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Spartech's stockholders. Pursuant to the terms of the merger agreement, at the effective time of the acquisition, each issued and outstanding share of Spartech common stock will be canceled and converted into the right to receive consideration equal to $2.67 in cash and 0.3167 of PolyOne common shares. The final purchase price is dependent on, among other items, Spartech's debt outstanding and the stock price of PolyOne at the time of close. Based on the closing stock price of PolyOne on January 18, 2013, we estimate the total purchase price to be approximately $438 million. We intend to finance the cash portion of the purchase price as well as the repayment of Spartech's outstanding senior notes and debt outstanding under its revolving credit facility, through a combination of cash on hand and new long-term debt.
In 2012, we incurred acquisition-related costs totaling of $3.9 million which have been included within selling and administrative expense in our Consolidated Statement of Income.
On December 21, 2011, PolyOne, pursuant to the terms of an Agreement and Plan of Merger (Merger Agreement) with ColorMatrix Group, Inc. and Audax ColorMatrix Holdings, LLC, acquired all of the equity of ColorMatrix Group, Inc. (ColorMatrix). ColorMatrix is a developer and manufacturer of performance enhancing, additives for plastic products, liquid colorants, and fluoropolymer and silicone colorants, and operates globally with research and development and production facilities in North America, South America, Europe, Asia and Africa. This acquisition reflects our strategy to expand our specialty business and our international presence.
The acquisition date fair value of the consideration transferred, which consisted solely of cash, was $486.1 million, net of cash acquired of $1.9 million and no assumed debt. PolyOne funded the purchase price with a combination of cash on hand and net proceeds of $285.5 million from our senior secured term loan, discussed in Note 6, Financing Arrangements. In 2011, we incurred approximately $3.3 million of acquisition costs related to this acquisition, which are included within selling and administrative expense in our Consolidated Statement of Income.
As required by FASB Accounting Standards Codification (ASC) Topic 805, Business Combinations, our Consolidated Balance Sheet at December 31, 2011 was retrospectively adjusted to reflect revisions made to the initial ColorMatrix purchase price allocation. The impact of the adjustments were not material to the 2011 Consolidated Statement of Income. The following table presents the initial allocation, adjustments to the initial purchase price allocation and the final recast purchase price allocation related to the ColorMatrix business.

(In millions)	Initial Allocation	Adjustments to Fair Value	Recast Allocation
Cash and cash equivalents	$1.9	$—	$1.9
Accounts receivables	30.7	—	30.7
Inventories	32.8	(1.9)	30.9
Other current assets	7.1	(1.4)	5.7
Property, net	25.4	4.0	29.4
Other non-current assets	1.3	(1.3)	—
Other intangible assets, net	276.0	(0.6)	275.4
Goodwill	225.8	(1.2)	224.6
Total assets acquired	601.0	(2.4)	598.6
Accounts payable	16.2	—	16.2
Accrued expenses and other liabilities	3.5	0.2	3.7
Other non-current liabilities	93.3	(2.6)	90.7
Total liabilities assumed	113.0	(2.4)	110.6
Net assets acquired	$488.0	$—	$488.0

The following pro forma information gives effect to PolyOne's acquisition of ColorMatrix as if the acquisition of ColorMatrix occurred on January 1, 2010 and ColorMatrix had been included in PolyOne's Consolidated Statements of Income for the years ended December 31, 2011 and 2010. ColorMatrix has been reflected in our 2012 Consolidated Statements of Income.

(Unaudited; in millions)	2011	2010
Net sales	$2,909.6	$2,695.6
Net income from continuing operations	156.5	157.7

The historical consolidated financial information of PolyOne and ColorMatrix has been adjusted in the pro forma information to give effect to adjustments that are: (1) directly related to the business combination; (2) factually supportable; and (3) expected to have a continuing impact on the combined results.
On October 6, 2011, we entered into an agreement with E.A. Juffali & Brothers Company Limited to form a joint venture that will enable PolyOne to expand its Global Color and Additives business into the Middle East. This joint venture is 51% owned by PolyOne and is based in Jeddah, Saudi Arabia. During 2012, funding of this joint venture occurred, construction of the manufacturing facility began and operations are expected to commence in the first half of 2013. The joint venture is reflected within our consolidated financial statements, including the noncontrolling interest.
On January 3, 2011, we acquired all outstanding shares of Uniplen, a leading Brazilian producer of specialty engineered materials and distributor of thermoplastics. The Uniplen transaction was completed for a cash purchase price of $21.8 million with a potential for further consideration payable over three years based on achieving certain performance metrics. This acquisition resulted in $6.3 million of goodwill and $2.8 million of identifiable intangible assets.
On October 1, 2010, we acquired all outstanding shares of Polimaster, a specialty color business in Brazil for a cash purchase price of $3.3 million paid at closing.